UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 15, 2026

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 3100, Berkeley Heights, New Jersey 07922

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (862) 799-8599

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Tonix Pharmaceuticals Holding Corp. (the “Company”) is disclosing selected preliminary operating results for the quarter ended September 30, 2026.

For the three months ended September 30, 2026, the Company’s net revenue for TONMYA is estimated to be between $14.0 million and $15.0 million.

As of September 30, 2026, the Company estimates that its cash and cash equivalents were approximately $162.8 million.

The above information is preliminary financial information for the quarter ended September 30, 2026, and subject to completion. The unaudited, estimated results for the quarter ended September 30, 2026, are preliminary and were prepared by the Company’s management, based upon its estimates, a number of assumptions and currently available information, and are subject to revision based upon, among other things, quarter-end closing procedures and/or adjustments, the completion of the Company’s consolidated financial statements and other operational procedures. This preliminary financial information is the responsibility of management and has been prepared in good faith on a consistent basis with prior periods. However, the Company has not completed its financial closing procedures for the quarter ended September 30, 2026, and its actual results could be materially different from this preliminary financial information, which preliminary information should not be regarded as a representation by the Company or its management as to its actual results for the quarter ended September 30, 2026. During the course of the preparation of the Company’s financial statements and related notes as of and for the quarter ended September 30, 2026, the Company may identify items that would require it to make material adjustments to this preliminary financial information. As a result, prospective investors should exercise caution in relying on this information and should not draw any inferences from this information. This preliminary financial information should not be viewed as a substitute for full financial statements prepared in accordance with United States generally accepted accounting principles and reviewed by the Company’s auditors.

Item 8.01	Other Events.

The information included in Item 2.02 is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: October 15, 2026	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer